                                                                    EXHIBIT 23.8

                          CONSENT OF DIRECTOR NOMINEE

    I hereby consent to being identified in the Registration Statement on Form SB-2 of BiznessOnline.com, Inc. (the "Company") as a nominee for election as a director of the Company.

Dated: February 23, 1999                      /s/ JOHN B. FRASER
                                       ---------------------------------
                                                John B. Fraser